                             POST CLOSING AGREEMENT



                                  July 2, 2002



LASALLE BANK NATIONAL ASSOCIATION
as Trustee for the Registered Holders
of LB-UBS Commercial Mortgage Trust 2001-C3
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
c/o Wachovia Securities
Structured Products Servicing
8739 Research Drive-URP4
Charlotte, NC 28288-1075

         Re: Assumption by Loyal Plaza Associates, L.P. a Delaware limited partnership ("Assuming Borrower") of that certain loan in the original principal amount of $14,000,000.00 (the "Loan") as evidenced by that certain Note (the "Note"), dated May 31, 2001 payable by Loyal Plaza Venture, L.P. a Delaware limited partnership ("Original Borrower"), to Lehman Brothers Bank, FSB ("Original Lender"), as secured by that certain Open-End Mortgage and Security Agreement, of even date with the Note made by Original Borrower and Glimcher Loyal Plaza Tenant, L.P. (the "Mortgage") and the other Security Documents (as defined in the Mortgage), said Loan being currently held and owned by LASALLE BANK NATIONAL ASSOCIATION, as Trustee for the Registered Holders of LB-UBS Commercial Mortgage Trust 2001-C3, Commercial Mortgage Pass-Through Certificates, Series 2001-C3 ("Lender").

Ladies and Gentlemen:

         As a material inducement for the Lender to consent to the referenced assumption of the Loan (the "Assumption") on the date hereof pursuant to a Loan Assumption and Modification Agreement (the "Assumption Agreement") and certain other documents referenced therein (together with the Assumption Agreement, the "Assumption Documents"), the Lender has required that this Agreement be executed and delivered to the Lender. In regard to the Loan, the undersigned does hereby certify to and agree with the Lender as follows:

         1. Additional Documents. To the extent the Lender, in its reasonable opinion, should at any time during the term of the Loan, require any additional documents to be executed by the Assuming Borrower to further document and evidence the Assumption or the Loan, as set forth in any of the Assumption Documents or Loan Documents (as defined in the Assumption Agreement), the Assuming Borrower shall immediately comply with said request and execute such documents. In regard to said matters, the Assuming Borrower shall pay any reasonable additional attorneys' fees incurred by the Lender in said matters. The failure to do so shall be and constitute a default under the Loan.

         2. Specific Post Closing Matters. To the extent applicable, attached hereto as Exhibit "A" is a list of specific requirements which must be met within the time set forth in said Exhibit. If said matters are not met or complied with within said time period(s), the same shall constitute an Event of Default under the Loan. The undersigned acknowledges that the Assumption Documents are being executed at this time and the Assumption closed and funds disbursed in connection therewith without all the Assumption requirements being met and that the execution of the Assumption Documents shall not constitute any admission by the Lender that all the Assumption requirements have been met.

         3. Default under this Agreement. The failure of the Assuming Borrower to comply with the provisions of this Agreement at any time shall be and constitute a default under the Loan.

         4. Survival of Agreement. This Agreement shall survive the closing of the Assumption.

                  ASSUMING
                  BORROWER:     Loyal Plaza Associates, L.P. a Delaware limited
                                partnership

                                By: CIF-Loyal Plaza Associates, L.P. a Delaware limited partnership
                                Its: General Partner

                                     By:  CIF-Loyal Plaza Associates, Corp., a
                                          Delaware corporation
                                     Its: General Partner


                                     By:    /s/ Brenda J. Walker
                                            -----------------------
                                     Name:      Brenda J. Walker
                                            -----------------------
                                     Title:     Vice President
                                            -----------------------

CLT 624794v4
                                   EXHIBIT "A"

                         SCHEDULE OF POST CLOSING ITEMS

Description of Item:                                    To Be Accomplished By:
-------------------                                     ---------------------

Revision to survey to reflect correct                       July 15, 2002
metes and bounds description of Parcel III

Certified, filed Amendment to Articles of Incorporation of CIF-Loyal Plaza
Associates, Corp. amending only
restriction of independent director acting for affiliate of company